UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): May 13, 2003

ALARIS MEDICAL, INC.

(Exact name of registrant as specified in its charter)
Delaware	1-10207	13-3492624

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

10221 Wateridge Circle San Diego, CA 92121-1579

(Address, including zip code, of registrant’s principal executive offices)

(858) 458-7000

Registrant’s telephone number, including area code

Item 5. Other Disclosure

On May 13, 2003, ALARIS Medical, Inc. issued a press release that announced its ALARIS Medical Systems, Inc. subsidiary received a patent license relating to needle-free valve products. In connection with the license, ALARIS Medical Systems also settled a patent lawsuit relating to ALARIS Medical Systems’ needle-free valve products. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALARIS MEDICAL, INC.

Date: May 13, 2003	/s/DAVID L. SCHLOTTERBECK ———————————————— David L. Schlotterbeck President and Chief Executive Officer

EXHIBIT INDEX

       Exhibit

         99.1          Press release of ALARIS Medical, Inc., dated May 13, 2003.